UNITED STATES
                         SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C. 20549


                                     ___________
                                      FORM 8-K
                                     ___________


                                   CURRENT REPORT


 PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934 DATE OF
         REPORT (date of earliest event reported): April 22, 2005




                    INTERCHANGE FINANCIAL SERVICES CORPORATION
             (Exact name of registrant as specified in its charter)



           New Jersey                   1-10518             22-2553159
_______________________________  _______________________  ___________________
(State or other jurisdiction of  (Commission File Number) (I.R.S. Employer
 incorporation or organization)                           Identification No.)


Park 80 West/Plaza Two, Saddle Brook, N.J.                     07663
__________________________________________                  ___________
(Address of principal executive offices)                     (Zip Code)


       Registrant's telephone number, including area code: (201) 703-2265


                               Not Applicable
  -------------------------------------------------------------------------
       (Former name or former address, if changed since last report.)

Item 7. Exhibits

        (c)  Exhibits.

             99.1 Press Release dated April 20, 2005 of the Registrant.

Item 12. Declaration of Cash Dividend.

On April 20, 2005, Interchange Financial Services Corporation issued a press release declaring a quarterly cash dividend. A copy of that release is furnished as Exhibit 99.1 to this Report.

The information in this Current Report on Form 8-K is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

                             SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 22, 2005             Interchange Financial Services Corporation

                                  By: /s/ Charles T. Field
                                  ------------------------------------
                                  Name: Charles T. Field
                                  Title: SVP & Chief Financial Officer

                            EXHIBIT INDEX


EXHIBT NUMBER      DESCRIPTION
_____________      ___________
99.1               Press Release, dated April 20, 2005, of the Registrant